Exhibit 19

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

  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                  December, 2003
  Distribution Date                                                                                                       1/15/2004
  Transaction Month                                                                                                              12


  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $3,149,999,805.03              175,985
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $577,000,000.00         1.363%                  October 15, 2003
   Class A-2 A Notes                                                640,000,000.00         1.620%                   August 15, 2005
   Class A-2 B Notes                                                640,000,000.00         1.213%                   August 15, 2005
   Class A-3 A Notes                                                285,000,000.00         2.200%                     July 17, 2006
   Class A-3 B Notes                                                285,000,000.00         1.223%                     July 17, 2006
   Class A-4 A Notes                                                211,452,000.00         2.700%                     June 15, 2007
   Class A-4 B Notes                                                211,000,000.00         1.253%                     June 15, 2007
   Class B-1 Notes                                                   52,733,000.00         3.160%                   August 15, 2007
   Class B-2 Notes                                                   37,250,000.00         1.573%                   August 15, 2007
   Class C Notes                                                     59,989,000.00         4.290%                 November 15, 2007
   Class D Certificates                                              59,989,000.00         5.000%                     July 15, 2009
                                                                     -------------
      Total                                                      $3,059,413,000.00

  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $7,502,944.53                    $0.00           $7,502,944.53
  Repurchased Loan Proceeds Related to Interest                          10,801.81                     0.00               10,801.81
                                                                         ---------                     ----               ---------
      Total                                                          $7,513,746.34                    $0.00           $7,513,746.34
  Servicer Advances:
  Principal Advances                                                         $0.00                  $191.30                 $191.30
  Interest Advances                                                   1,705,458.78                   139.18            1,705,597.96
                                                                      ------------                   ------            ------------
      Total                                                          $1,705,458.78                  $330.48           $1,705,789.26
  Principal:
  Principal Collections                                             $59,314,058.26                $6,222.56          $59,320,280.82
  Prepayments in Full                                                27,064,663.94                     0.00           27,064,663.94
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        496,937.49                     0.00              496,937.49
  Payahead Draws                                                              0.00                     0.00                    0.00
                                                                              ----                     ----                    ----
      Total                                                         $86,875,659.69                $6,222.56          $86,881,882.25
  Liquidation Proceeds                                                                                                $1,768,575.16
  Recoveries from Prior Month Charge-Offs                                                                                 72,511.13
                                                                                                                          ---------
      Total Principal Collections                                                                                    $88,722,968.54
  Principal Losses for Collection Period                                                                              $4,334,195.41
  Total Regular Principal Reduction                                                                                  $91,216,268.96
  Total Collections                                                                                                  $97,942,504.14

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                  $97,942,504.14
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche A4 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                          $97,942,504.14

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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                  December, 2003
  Distribution Date                                                                                                       1/15/2004
  Transaction Month                                                                                                              12

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $1,766,867.59        $1,766,867.59                $0.00
   Amount per $1,000 of Original Balance               0.58                 0.58                 0.00
  Net Swap Payment, Tranche A2 B                 $125,158.33
  Net Swap Payment, Tranche A3 B                 $207,753.12
  Net Swap Payment, Tranche A4 B                 $238,913.54
  Net Swap Payment, Tranche B-2                   $47,030.71
                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                         $0.00               $0.00                  $0.00                $0.00               $0.00
   Class A2 A Notes                  555,370.45          555,370.45                   0.00                 0.00                0.00
   Class A2 B Notes                  429,526.48          429,526.48                   0.00                 0.00                0.00
   Class A3 A Notes                  522,500.00          522,500.00                   0.00                 0.00                0.00
   Class A3 B Notes                  300,021.88          300,021.88                   0.00                 0.00                0.00
   Class A4 A Notes                  475,767.00          475,767.00                   0.00                 0.00                0.00
   Class A4 B Notes                  227,572.29          227,572.29                   0.00                 0.00                0.00
   Class B-1 Notes                   138,863.57          138,863.57                   0.00                 0.00                0.00
   Class B-2 Notes                    50,440.12           50,440.12                   0.00                 0.00                0.00
   Class C Notes                     214,460.68          214,460.68                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $2,914,522.47       $2,914,522.47                  $0.00                $0.00               $0.00
  Certificateholders Interest:
   Class D Certificates                $249,954.17         $249,954.17               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,164,476.64       $3,164,476.64               $0.00                $0.00               $0.00
  Total Available for Principal Distribution   $92,392,304.21
  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        21,121,663.21
   Regular Principal Distribution Amount     64,529,249.34
                                             -------------
      Principal Distribution Amount         $85,650,912.55
   Noteholder Principal Distributions:
    Class A1 Notes                                                 $0.00
    Class A2 A Notes                                       42,825,456.28
    Class A2 B Notes                                       42,825,456.27
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 A Notes                                                0.00
    Class A4 B Notes                                                0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                           $85,650,912.55
  Certificateholder Principal Distributions:
   Class D Certificates                                           $0.00
                                                                  -----
  Total Note and Certificate Principal Paid:             $85,650,912.55
  Collections Released to Seller                          $6,741,391.66
  Total Available for Distribution           $97,942,504.14
  Total Distribution (incl. Servicing Fee)   $97,942,504.14

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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                  December, 2003
  Distribution Date                                                                                                       1/15/2004
  Transaction Month                                                                                                              12

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
  ----------------------------------------------
                                                           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                                $0.00                   $0.00                    $0.00
  Class A2 A Notes                                              66.91                    0.87                    67.78
  Class A2 B Notes                                              66.91                    0.67                    67.59
  Class A3 A Notes                                               0.00                    1.83                     1.83
  Class A3 B Notes                                               0.00                    1.05                     1.05
  Class A4 A Notes                                               0.00                    2.25                     2.25
  Class A4 B Notes                                               0.00                    1.08                     1.08
  Class B-1 Notes                                                0.00                    2.63                     2.63
  Class B-2 Notes                                                0.00                    1.35                     1.35
  Class C Notes                                                  0.00                    3.58                     3.58
                                                                 ----                    ----                     ----
      Total Notes                                              $28.56                   $0.97                   $29.53
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $28.00                   $1.03                   $29.03

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $1,965,195,038.24       0.6551908              $1,879,544,125.69        0.6266350
  Class A1 Notes                                         0.00       0.0000000                           0.00        0.0000000
  Class A2 A Notes                             411,385,519.12       0.6427899                 368,560,062.84        0.5758751
  Class A2 B Notes                             411,385,519.12       0.6427899                 368,560,062.85        0.5758751
  Class A3 A Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A3 B Notes                             285,000,000.00       1.0000000                 285,000,000.00        1.0000000
  Class A4 A Notes                             211,452,000.00       1.0000000                 211,452,000.00        1.0000000
  Class A4 B  Notes                            211,000,000.00       1.0000000                 211,000,000.00        1.0000000
  Class B-1                                     52,733,000.00       1.0000000                  52,733,000.00        1.0000000
  Class B-2                                     37,250,000.00       1.0000000                  37,250,000.00        1.0000000
  Class C Notes                                 59,989,000.00       1.0000000                  59,989,000.00        1.0000000
  Class D Certificates                          59,989,000.00       1.0000000                  59,989,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,025,184,038.24       0.6619518              $1,939,533,125.69        0.6339560
  Portfolio Information
  Weighted Average Coupon (WAC)                          5.21%                                           5.22%
  Weighted Average Remaining Maturity (WAM)              39.93                                           39.16
  Remaining Number of Receivables                      147,039                                         144,388
  Portfolio Receivable Balance               $2,120,241,106.40                               $2,029,024,837.44

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                      $4,540,249.34
  Specified Credit Enhancement Amount                                                                        $20,290,248.37
  Yield Supplement Overcollateralization Amount                                                              $84,951,462.41
  Target Level of Overcollateralization                                                                      $89,491,711.75

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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                  December, 2003
  Distribution Date                                                                                                       1/15/2004
  Transaction Month                                                                                                              12

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $15,749,999.03
  Specified Reserve Account Balance                                                                           15,749,999.03
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             15,749,999.03
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $15,749,999.03
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                $1,768,575.16
  Recoveries from Prior Month Charge-Offs                                                                                $72,511.13
  Total Principal Losses for Collection Period                                                                        $4,334,195.41
  Charge-off Rate for Collection Period (annualized)                                                                          1.41%
  Cumulative Net Losses for all Periods                                                                              $15,165,823.30


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         2,304                $34,297,817.46
  61-90 Days Delinquent                                                                           291                 $4,331,437.13
  91-120 Days Delinquent                                                                           84                 $1,324,865.53
  Over 120 Days Delinquent                                                                        105                 $1,741,548.05

  Repossesion Inventory                                                                           340                 $5,395,661.48


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        1.0084%
  Preceding Collection Period                                                                                               0.9865%
  Current Collection Period                                                                                                 1.4421%
  Three Month Average                                                                                                       1.1456%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.2938%
  Current Collection Period                                                                                                 0.3324%
  Three Month Average                                                                                                       0.3065%

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  Ford Credit Auto Owner Trust 2003-A
  Monthly Servicing Report

  Collection Period                                                                                                  December, 2003
  Distribution Date                                                                                                       1/15/2004
  Transaction Month                                                                                                              12

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $6,240,175.84                     $4,173.08
  New Advances                                                                           1,690,955.59                        330.48
  Servicer Advance Recoveries                                                            1,939,443.48                      1,886.58
                                                                                         ------------                      --------
  Ending Servicer Advances                                                              $5,991,687.95                     $2,616.98

  Current Month Interest Advances for Prepaid Loans                                        $14,503.19                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                      $2,607.86
  Additional Payaheads                                                                                                       351.83
  Payahead Draws                                                                                                               0.00
                                                                                                                               ----
  Ending Payahead Account Balance                                                                                         $2,959.69



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